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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference in this registration statement on Form S-3 of our reports dated November 28, 1994, on our audits of the financial statements and financial statement schedules of Nabors Industries, Inc. and Subsidiaries. We also consent to the reference to our firm under the caption "Experts."


                                             /s/ Coopers & Lybrand L.L.P.
                                             ---------------------------------
                                             Coopers & Lybrand, L.L.P.

Houston, Texas
June 9, 1995